UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       AUGUST  7,  2006
                                                --------------------------------

                                 ISLANDS BANCORP
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             (Exact Name of Registrant as Specified in Its Charter)

                                 SOUTH CAROLINA
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                 (State or Other Jurisdiction of Incorporation)

                 000-29267                            57-1082388
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          (Commission File Number)         (IRS Employer Identification No.)

 2348 BOUNDARY STREET, BEAUFORT, SOUTH CAROLINA          29902
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    (Address of Principal Executive Offices)          (Zip Code)

                                 (843) 521-1968
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.     DEPARTURE OF PRINCIPAL OFFICER

     On August 7, 2006, Ms. Carol J. Nelson notified Islands Bancorp that she intends to resign from her position as Chief Financial Officer and Principal Accounting Officer effective August 31, 2006.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       ISLANDS BANCORP

Dated: August 11, 2006

                                       By:  /s/ John R. Perrill
                                          --------------------------------------

                                       Name:  John R. Perrill
                                            ------------------------------------

                                       Title:  Acting Chief Executive Officer
                                             -----------------------------------